UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2025

THE TORO COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8111 Lyndale Avenue South Bloomington, Minnesota		55420
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (952) 888-8801
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Toro Company (“TTC”) held its 2025 Annual Meeting of Shareholders on March 18, 2025. The final results for each proposal submitted to a vote of TTC’s shareholders at the meeting were as follows:

Proposal One—	FOR	WITHHELD	ABSTAIN	BROKER NON-VOTE
Election of three director nominees, each to serve for a term ending at the 2028 annual meeting of shareholders
Jeffrey L. Harmening	76,892,826	9,949,847	—	6,160,066
Joyce A. Mullen	76,056,523	10,786,150	—	6,160,066
James C. O'Rourke	72,866,597	13,976,076	—	6,160,066
Election of one director nominee to serve for a term ending at the 2027 annual meeting of shareholders
Richard M. Olson	83,347,473	3,495,200	—	6,160,066

Proposal Two—Ratification of the selection of KPMG LLP as TTC’s independent registered public accounting firm for TTC’s fiscal year ending October 31, 2025	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
	89,443,854	3,425,781	133,104	—

Proposal Three—Advisory approval of executive compensation	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
	79,967,327	6,073,139	802,207	6,160,066

Each of the director nominees in Proposal One was elected by TTC’s shareholders to serve for a term ending at the respective 2028 or 2027 annual meeting of shareholders by the required vote. Regarding TTC’s other directors (i) each of Dianne C. Craig, Eric P. Hansotia and D. Christian Koch will continue to serve as a director for a term ending at TTC’s 2026 Annual Meeting of Shareholders; and (ii) each of Gary L. Ellis and Jill M. Pemberton (as well as Richard M. Olson) will continue to serve as a director for a term ending at TTC’s 2027 Annual Meeting of Shareholders.

Proposal Two was approved by TTC’s shareholders by the required vote.

With respect to Proposal Three, TTC’s shareholders approved, on an advisory basis, the executive compensation of TTC’s named executive officers, as disclosed in TTC’s proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: March 21, 2025	/s/ Joanna M. Totsky
Joanna M. Totsky
Vice President, General Counsel and Corporate Secretary